Exhibit 99.2

Transformative Strategic Financing Collaboration With Sixth Street and Royalty Pharma June 30, 2022 Cyndi N. Systemic mastocytosis patient © 2022 Blueprint Medicines Corporation

Blueprint Medicines call participants 2 Introduction Kate Haviland , Chief Executive Officer Transaction Overview Mike Landsittel , Chief Financial Officer Q&A All PREPARED REMARKS Not for promotional use.

Forward - looking statements 3 This presentation contains forward - looking statements as defined in the Private Securities Litigation Reform Act of 1995 , as amended . The words “aim,” “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words . In this presentation, forward - looking statements include, without limitation, statements regarding plans, strategies, timelines and expectations for Blueprint Medicines Corporation’s (the “Company”) current or future approved drugs and drug candidates, including timelines for marketing applications and approvals, the initiation of clinical trials and trial cohorts, or the results of ongoing and planned clinical trials ; Blueprint Medicines’ expectations regarding the investments by Sixth Street and Royalty Pharma and the potential acceleration of its commercial products and pipeline resulting from the non - dilutive growth capital ; Blueprint Medicines’ plans, strategies and timelines to nominate development candidates ; the anticipated benefits of the preclinical profiles of Blueprint Medicines’ drug candidates ; plans and timelines for additional marketing applications for avapritinib and pralsetinib and, if approved, commercializing avapritinib and pralsetinib in additional geographies or for additional indications ; the potential benefits of any of Blueprint Medicines' current or future approved drugs or drug candidates in treating patients ; the potential benefits of Blueprint Medicines' collaborations or business development activities ; and Blueprint Medicines' financial performance, strategy, goals and anticipated milestones, business plans and focus . The Company has based these forward - looking statements on management's current expectations, assumptions, estimates and projections . If such expectations, assumptions, estimates and projections do not fully materialize or prove incorrect, the events or circumstances referred to in the forward - looking statements may not occur . While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward - looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward - looking statements . These risks and uncertainties include, without limitation, risks and uncertainties related to impact of the COVID - 19 pandemic to Blueprint Medicines’ business, operations, strategy, goals and anticipated milestones, including Blueprint Medicines’ ongoing and planned research and discovery activities, ability to conduct ongoing and planned clinical trials, clinical supply of current or future drug candidates, commercial supply of current or future approved products, and launching, marketing and selling current or future approved products ; Blueprint Medicines’ ability and plans in continuing to establish and expand a commercial infrastructure, and successfully launching, marketing and selling current or future approved products ; Blueprint Medicines’ ability to successfully expand the approved indications for AYVAKIT/AYVAKYT and GAVRETO or obtain marketing approval for AYVAKIT/AYVAKYT in additional geographies in the future ; the delay of any current or planned clinical trials or the development of Blueprint Medicines’ current or future drug candidates ; Blueprint Medicines’ advancement of multiple early - stage efforts ; Blueprint Medicines’ ability to successfully demonstrate the safety and efficacy of its drug candidates and gain approval of its drug candidates on a timely basis, if at all ; the preclinical and clinical results for Blueprint Medicines’ drug candidates, which may not support further development of such drug candidates either as monotherapies or in combination with other agents or may impact the anticipated timing of data or regulatory submissions ; the timing of the initiation of clinical trials and trial cohorts at clinical trial sites and patient enrollment rates ; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials ; Blueprint Medicines’ ability to obtain, maintain and enforce patent and other intellectual property protection for AYVAKIT/AYVAKYT, GAVRETO or any drug candidates it is developing ; Blueprint Medicines’ ability to develop and commercialize companion diagnostic tests for AYVAKIT/AYVAKYT, GAVRETO or any of its current and future drug candidates ; Blueprint Medicines' ability to successfully expand its operations, research platform and portfolio of therapeutic candidates, and the timing and costs thereof ; and the success of Blueprint Medicines’ current and future collaborations, partnerships, acquisitions or licensing arrangements . These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Blueprint Medicines’ filings with the Securities and Exchange Commission (SEC), including Blueprint Medicines’ most recent Annual Report on Form 10 - K, as supplemented by its most recent Quarterly Report on Form 10 - Q and any other filings that Blueprint Medicines has made or may make with the SEC in the future . Any forward - looking statements contained in this press release represent Blueprint Medicines’ views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date . Except as required by law, Blueprint Medicines explicitly disclaims any obligation to update any forward - looking statements . This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry . These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . In addition, projections, assumptions and estimates of the Company's future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk . Blueprint Medicines, AYVAKIT, AYVAKYT, GAVRETO and associated logos are trademarks of Blueprint Medicines Corporation. Not for promotional use.

Strategic, non - dilutive financing strengthens balance sheet and expands ability to bring the promise of precision therapy to broad patient populations Validates confidence in commercial performance and market opportunity, particularly in systemic mastocytosis • Monetizes synthetic KIT (AYVAKIT, BLU - 263) and GAVRETO (ex - US/ex - China) royalties via tailored investment approach with each partner Fortifies balance sheet to invest in commercialization, development, and BD opportunities • Allows for disciplined capital deployment to execute on breadth of commercial and clinical opportunities driven by prolific R&D engine • Includes secured senior debt, with potential capital to support future business development 4 Not for promotional use.

Financing structure of up to $1.25B, with $575M funded at deal close $175M Ex - US/Ex - China Royalty Monetization • Plus $165M in potential milestones $250M Synthetic Royalty Monetization • 9.75% subject to an annual cap of $900M in net sales • Initial cap at 1.45X investment $150M Senior Secured Debt & M&A Credit Facility • Plus $250M if revenue thresholds met • Plus $260M uncommitted credit line for potential M&A 5 Not for promotional use. + BLU - 263

Thank you